UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007

TBS INTERNATIONAL LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	000-51368	98-0225954
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Commerce Building
Chancery Lane
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices)

(441) 295-9230
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2007, the executive officers of TBS International Limited and Subsidiaries (the “Company”), were awarded the following performance-based cash bonuses for the year 2007:

Amount
Executive	of Bonus

Joseph E. Royce, President, Chief Executive Officer, Chairman and Director	$1,500,000

Gregg L. McNelis, Senior Executive Vice President, Chief Operating Officer and Director	$1,500,000

Lawrence A. Blatte, Senior Executive Vice President	$1,500,000

Ferdinand V. Lepere, Executive Vice President and Chief Financial Officer	$500,000

The Compensation Committee approved these performance-based cash bonuses.  Messrs. Royce, McNelis, Blatte and Lepere had received performance-based cash bonuses for the year 2006 of $375,000, $325,000, $325,000, and $295,000, respectively.

Also, the Company’s Compensation Committee approved 2008 salaries for the Company’s executive officers, effective as of January 1, 2008 as follows:

2008
Executive	Salary

Joseph E. Royce	$450,000

Gregg L. McNelis	$400,000

Lawrence A. Blatte	$400,000

Ferdinand V. Lepere	$365,000

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL LIMITED

Date: December 28, 2007	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Executive Vice President and Chief Financial Officer